                                                                  EXHIBIT 10.1.5

                               FIFTH AMENDMENT TO
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT


         THIS FIFTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT, dated effective as of July 16, 2001 (the "Fifth Amendment"), is entered into between and among HERITAGE OPERATING, L.P., a Delaware limited partnership (the "Borrower") and BANK OF OKLAHOMA, NATIONAL ASSOCIATION ("BOk"), FIRSTAR BANK, N.A. (formerly known as Mercantile Bank National Association ("Firstar"), LOCAL OKLAHOMA BANK, N. A. ("Local") and HARRIS TRUST AND SAVINGS BANK ("Harris") (BOk, Firstar, Local and Harris, together with each other Person that becomes a Bank pursuant to Article XI of the Credit Agreement (hereinafter defined) collectively referred to herein as the "Banks"), BOk, as administrative agent for the Banks (in such capacity, the "Administrative Agent") and Firstar, as co-agent for the Banks (in such capacity, the "Co-Agent").

         WHEREAS, the Borrower, the Banks, the Administrative Agent and the Co-Agent entered into that certain First Amended and Restated Credit Agreement dated as of May 31, 1999 (the "Restated Credit Agreement"), as subsequently amended by that certain First Amendment thereto dated as of October 15, 1999 (the "First Amendment"), by that certain Second Amendment thereto dated as of May 31, 2000 (the "Second Amendment"), by that certain Third Amendment thereto dated as of August 10, 2000 (the "Third Amendment"), and by that certain Fourth Amendment thereto dated as of December 28, 2000 (the "Fourth Amendment") (the Restated Credit Agreement, together with the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, and all such other and further amendments now or hereafter entered into, including without limitation, this Fifth Amendment, are collectively referred to herein as the "Credit Agreement"); and

         WHEREAS, the Restated Credit Agreement, as amended and modified by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, are sometimes collectively referred to herein as the "Existing Credit Agreement"; and

         WHEREAS, the Borrower has requested the Banks, the Administrative Agent and the Co-Agent to (i) extend and renew the (a) Working Capital Loan pursuant to the Working Capital Facility from June 30, 2002, until June 30, 2004, and (b) Acquisition Loan pursuant to the Acquisition Facility from June 30, 2004, until June 30, 2006, (ii) modify the Applicable Commitment Fee Percentage and (iii) ratify, confirm and acknowledge certain other amendments and modifications to the Existing Credit Agreement, including without limitation, application of the Applicable Margin definition as hereinafter set forth, for interest rate calculation purposes on the Notes effective as of and from and after the effective dates of the Third Amendment described above, all as set forth herein below.

         NOW THEREFORE, the parties hereto agree as follows:

         1. Amendments. The Credit Agreement shall be amended as set forth below:

                  A. Section 1.1 of the Credit Agreement is amended by deleting the definitions of "Applicable Commitment Fee Percentage", "Applicable Margin" and "Existing Credit Agreement" and inserting in lieu thereof the following respective definitions in the appropriate alphabetical position:

                  "Applicable Commitment Fee Percentage" means, with respect to any Margin Period, the applicable percentage set forth below:

                           (i) if the Leverage Ratio on the Financial Statement Delivery Date beginning such Margin Period was less than 3.25 to 1.0, 0.375%;

                           (ii) if the Leverage Ratio on the Financial Statement Delivery Date beginning such Margin Period was equal to or greater than
         3.25 to 1.0 but less than 3.75 to 1.0, 0.450%; and

                           (iii) if the Leverage Ratio on the Financial
         Statement Delivery Date beginning such Margin Period was equal to or greater than 3.75 to 1.0, 0.50%.

                  Notwithstanding the foregoing, if any of the financial statements required pursuant to Section 7A.1(i) of this Credit Agreement are not delivered within the time periods specified in
         Section 7A.1(i), the Applicable Commitment Fee Percentage shall be 0.50% until the date such financial statements are delivered.

                  "Applicable Margin" means with respect to any Eurodollar Loan or with respect to any Base Rate Loan, the rate of interest per annum determined as set forth below:

                           (i) if the Leverage Ratio on the Financial Statement Delivery Date (as defined in the Credit Agreement) commencing such Margin Period was less than 3.25 to 1.0, the Applicable Margin will be 1.125% for Eurodollar Loans and zero for Base Rate Loans;

                           (ii) if the Leverage Ratio on the Financial Statement Delivery Date commencing such Margin Period was equal to or greater than 3.25 to 1.0 but less than 3.75 to 1.0, the Applicable Margin will be 1.375% for Eurodollar Loans and zero for Base Rate Loans;

                           (iii) if the Leverage Ratio on the Financial
         Statement Delivery Date commencing such Margin Period was equal to or greater than 3.75 to 1.0 but less than 4.25 to 1.0, the Applicable Margin will be 1.625% for Eurodollar Loans and zero for Base Rate Loans;

                           (iv) if the Leverage Ratio on the Financial Statement Delivery Date commencing such Margin Period was equal to or greater than 4.25 to 1.0 but less than 4.50 to 1.0, the Applicable Margin will be 1.75% for Eurodollar Loans and zero for Base Rate Loans;



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                           (v) if the Leverage Ratio on the Financial Statement
         Delivery Date commencing such Margin Period was equal to or greater than 4.50 to 1.0 but less than 4.75 to 1.0, the Applicable Margin will be 1.875% for Eurodollar Loans and 0.125% for Base Rate Loans; and

                           (vi) if the Leverage Ratio on the Financial Statement Delivery Date commencing such Margin Period was equal to or greater than 4.75 to 1.0, the Applicable Margin will be 2.125% for Eurodollar Loans and 0.250% for Base Rate Loans.

                  Notwithstanding the foregoing, if any of the financial statements required pursuant to Section 7A.1(i) of this Credit Agreement are not delivered within the time periods specified in
         Section 7A.1(i) thereof, the Applicable Margin shall be the Applicable Margin set forth in clause (vi) above until the date such financial statements are delivered.

                  "Existing Credit Agreement" means the Credit Agreement dated as of June 25, 1996, as amended by the First Amendment to Credit Agreement dated as of July 25, 1996, the Second Amendment to Credit Agreement dated as of February 28, 1997, the Third Amendment to Credit Agreement dated as of September 30, 1997, the Fourth Amendment to Credit Agreement dated as of November 18, 1997, and the Fifth Amendment to Credit Agreement dated as of November 13, 1998, between and among Borrower, BOk, Firstar and BankBoston, N.A., and BankBoston, N.A., as Administrative Agent, and BOk, as Documentation Agent, as replaced and restated by the First Amended and Restated Credit Agreement dated as of May 31, 1999, between and among Borrower, BOk, Firstar and Local, and BOk, as Administrative Agent, and Firstar, as Co-Agent, as amended by the First Amendment to First Amended and Restated Credit Agreement dated as of October 15, 1999, between and among Borrower, BOk, Firstar and Local, and BOk, as Administrative Agent and Mercantile, as Co-Agent, as amended by the Second Amendment to First Amended and Restated Credit Agreement dated as of May 31, 2000, between and among Borrower, BOk, Firstar and Local, and BOk, as Administrative Agent, and Firstar, as Co-Agent, as amended by the Third Amendment to First Amended and Restated Credit Agreement dated as of August 10, 2000, between and among Borrower, BOk, Firstar, Local and Harris, and BOk, as Administrative Agent and Firstar, as Co-Agent, and as further amended by the Fourth Amendment to First Amended and Restated Credit Agreement dated as of December 28, 2000, between and among Borrower, the Banks, the Administrative Agent and the Co-Agent".

                  B. The form of Exhibit 2.1.4 (Acquisition Notes) annexed to the Existing Credit Agreement is replaced with the form of Exhibit
         2.1.4 annexed to this Fifth Amendment.

                  C. The form of Exhibits 2.2.3 (Working Capital Borrowing Request) and 2.2.4 (Working Capital Notes) annexed to the Existing Credit Agreement are replaced with the form of Exhibits 2.2.3 and 2.2.4 annexed to this Fifth Amendment.



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

                  D. Section 3.1 of the Existing Credit Agreement is amended by deleting "December 31, 2000" and inserting in lieu thereof "July 31, 2001."

                  E. Section 6.1(vii) of the Existing Credit Agreement is deleted in its entirety and replaced by the following:

                           (vii) Opinions of Borrower's Counsel. The Agents shall have received from Borrower's counsel, Doerner, Saunders, Daniel & Anderson, L.L.P., a favorable written closing opinion addressed to the Agents and the Banks with respect to the Credit Agreement, as amended by this Fifth Amendment, satisfactory in form and substance to the Administrative Agent's legal counsel including, without limitation, an opinion that all notices to or consents of the Collateral Agent or the Note Purchasers as required by the amendments, modifications and transactions contemplated by this Fifth Amendment have been duly obtained and are in full force and effect.

         2. Existing Credit Agreement/Counterparts. All of the remaining terms, provisions and conditions of the Existing Credit Agreement, except as otherwise expressly amended and modified by this Fifth Amendment, shall continue in full force and effect in all respects. This Fifth Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute a single Fifth Amendment. Delivery of an executed counterpart of a signature page to this Fifth Amendment by telecopier shall be as effective as delivery of a manually executed counterpart of this Fifth Amendment.

         3. Intercreditor Agreement/Security Agreement. The Borrower confirms that it has reviewed and approved the terms of the Intercreditor Agreement, including without limitation, the setoff sharing provisions set forth in Section 13(c) thereof. The Borrower agrees that any setoff shared under the terms of the Intercreditor Agreement with the Purchasers of the Private Placement Notes, to the extent of the portions so shared, will not be deemed to pay down the Loan. The Borrower further confirms, warrants and represents to the Banks, the Administrative Agent and the Co-Agent that any amendments to or modifications of the Existing Credit Agreement and any notice to or consent of the Collateral Agent required by virtue of the modifications, ratifications and acknowledgments herein contained or other transactions contemplated by this Fifth Amendment have been duly and validly consummated, given or obtained, as the case may be, and that such amendments, modifications or consents remain in full force and effect.

         4. Further Assurances. The Borrower will, upon the request of the Agent from time to time, promptly execute, acknowledge and deliver, and file and record, all such instruments and notices, and take all such action, as the Agents deem necessary or advisable to carry out the intent and purposes of this Fifth Amendment and the Existing Credit Agreement.

         5. General. The Existing Credit Agreement and all of the other Loan Documents are each confirmed as being in full force and effect. This Fifth Amendment, the Existing Credit Agreement and the other Loan Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral, with respect to such subject matter. The invalidity or unenforceability of any provision hereof shall not affect the



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validity and enforceability of any other term or provision hereof. The headings in this Fifth Amendment are for convenience of reference only and shall not alter, limit or otherwise affect the meaning hereof. This Fifth Amendment is a Loan Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns including as such successors and assigns all holders of any Note(s). This Fifth Amendment shall be governed by and construed in accordance with the laws (other than the conflict of law rules) of the State of Oklahoma.

         6. Conditions to Effectiveness. The effectiveness of this Fifth Amendment is subject to the satisfaction of the following conditions:

         (a) the Required Banks under the Credit Agreement shall have consented to this Fifth Amendment as evidenced by their execution hereof;

         (b) the Borrower shall have executed and delivered to the Administrative Agent its four (4) replacement and extended (i) Working Capital Notes payable to the order of each of the Banks in the respective principal face amounts as set forth in the "Maximum Working Capital Facility" column of Section
10.1 of the Existing Credit Agreement and (ii) Acquisition Notes payable to the order of each of the Banks in the respective principal face amounts as set forth in the "Maximum Acquisition Loan Facility" column of Section 10.1 of the Existing Credit Agreement;

         (c) Borrower's corporate general partner shall have delivered to the Administrative Agent its closing and incumbency certificate with corporate resolutions attached in form and content acceptable to the Administrative Agent and its legal counsel; and

         (d) legal counsel to the Banks shall have been paid all fees and expenses incurred in connection with the transactions contemplated by this Fifth Amendment;


         IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to First Amended and Restated Credit Agreement to be duly executed and delivered in multiple counterparts in Tulsa, Oklahoma, effective as of the 16th day of July, 2001, by the undersigned duly authorized respective officers thereof.

                                       "Borrower"

                                       HERITAGE OPERATING, L.P., a Delaware
                                       limited partnership

                                       By:  Heritage Holdings, Inc., a Delaware
                                            corporation, General Partner


                                            By
                                              ----------------------------------
                                              Larry J. Dagley, Vice President
                                              and Chief Financial Officer



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                                       "Banks"

                                       BANK OF OKLAHOMA, NATIONAL ASSOCIATION


                                       By
                                         ---------------------------------------
                                         Denise L. Maltby
                                         Senior Vice President



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                                       FIRSTAR BANK, N.A. (formerly known as
                                       Mercantile Bank National Association)


                                       By
                                         ---------------------------------------
                                         Barry P. Sullivan
                                         Vice President



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                                       LOCAL OKLAHOMA BANK, N.A.


                                       By
                                         ---------------------------------------
                                         Elisabeth F. Blue
                                         Senior Vice President



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                                       HARRIS TRUST AND SAVINGS BANK


                                       By
                                         ---------------------------------------
                                         Timothy E. Broccolo
                                         Managing Director



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                                       "Administrative Agent"

                                       BANK OF OKLAHOMA, NATIONAL ASSOCIATION


                                       By
                                         ---------------------------------------
                                         Denise L. Maltby
                                         Senior Vice President



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                                       "Co-Agent"

                                       FIRSTAR BANK, N.A. (formerly known as
                                       Mercantile Bank National Association)


                                       By
                                         ---------------------------------------
                                         Barry P. Sullivan
                                         Vice President



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